INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED MARCH 12, 2019 TO THE PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 28, 2018, AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco China Technology ETF (CQQQ)

(the “Fund”)

Important Notice Regarding Changes in the Investment Objective, Underlying Index, Index Provider, and

Principal Investment Strategy of the Fund

At a meeting held on March 8, 2019, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II approved changes, effective as of the close of markets on June 21, 2019 (the “Effective Date”), to the investment objective, principal investment strategy, index provider and underlying index of the Fund.

Therefore, as of market close on the Effective Date, the following changes will occur:

1.)

Underlying Index and Index Provider Change. FTSE International Limited will become the index provider for the Fund and a new underlying index (the “New Underlying Index”) will replace the current underlying index, as set forth in the table below:

Current Underlying Index	New Underlying Index

AlphaShares China Technology Index	FTSE China Incl A 25% Technology Capped Index

2.) Investment Objective Change. The Fund’s new investment objective will be to track the investment results (before fees and expenses) of its New Underlying Index.

3.) Principal Investment Strategy Change. The Fund’s principal investment strategy will be to generally invest at least 90% of its total assets in the securities of companies that comprise its New Underlying Index.

4.) Description of New Underlying Index. The Underlying Index is a modified market capitalization-weighted index that includes constituents of the FTSE China Index and FTSE China A Stock Connect Index that are classified as information technology securities, including China A-shares and China B-shares. The Underlying Index is rebalanced quarterly.

Please Retain This Supplement For Future Reference.

P-PS-TRUST II-CQQQ-PRO-SAI-SUP-3 031219